Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories
5.17 Inventories
Inventories are stated at the lower of cost and net realizable value. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related production overheads (based on normal operating capacity) at standard costs. The variances between the actual costs and the standard costs are calculated monthly and allocated to the inventory, so there is no difference between actual cost of manufacture and the value of inventory. Inventories exclude borrowing costs. Provisions for batches which fail to meet quality requirements and may not be sold (failed batches) are deducted from the value of inventories.

	Year ended December 31
in € thousand	2024	2023
Raw materials	28,086	35,379
Work in progress	36,832	38,094
Finished goods	19,493	12,968
Purchased goods (third party products)	4,762	3,626
GROSS AMOUNT OF INVENTORIES BEFORE WRITE-DOWN	89,173	90,067
Less: write-down provision	(35,510)	(45,601)
INVENTORIES	53,663	44,466

As of December 31, 2024 the decrease in gross amounts of inventories before write-down primarily related to a decrease in the inventory of raw materials and work in progress, which was partially offset by an increase in finished goods, namely, IXIARO, IXCHIQ and DUKORAL, and purchased goods from third parties.
The total write-down provision on inventory amounted to €35.5 million as of December 31,, 2024 (December 31, 2023: €45.6 million). The decrease in the write-down provision compared to the prior year was mainly attributable to the scrapping of the COVID-19 vaccine, VLA2001, in an amount of €14.0 million in 2024 (2023: €145.7 million) following the suspension of manufacturing of the product in 2022. All raw materials and work in progress related to VLA2001 that could not be repurposed and used for other products were written down during prior years.
Write-down provisions related to the inventory categories as follows:

	Year ended December 31
in € thousand	2024	2023
Raw materials	21,728	28,158
Work in progress	12,600	15,177
Finished goods	591	1,524
Purchased goods (third party products)	591	743
TOTAL WRITE-DOWN PROVISION	35,510	45,601

As at December 31, 2024, €17.2 million of the inventory reserves were attributable to VLA2001 (December 31, 2023: €31.2 million), of which €17.2 million related to raw materials (December 31, 2023: €26.6 million).
As at December 31, 2024, the remaining write-down provision of €17.2 million in raw materials and work in progress related to Valneva's commercialized vaccines IXIARO, DUKORAL and IXCHIQ (December 31, 2023: €12.2 million).
As at December 31, 2024, the write-down provision for finished goods for Valneva's commercialized vaccines IXIARO IXCHIQ and DUKORAL based on sales expectations and limited shelf life of the products, amounted to €0.6 million (December 31, 2023: €1.5 million).
A slight decrease in the provision for third party products was visible as at December 31, 2024 (December 31, 2023: €0.7 million).